Exhibit 99.2

 CLEARWATER PAPER CORPORATIONSECOND QUARTER 2018SUPPLEMENTAL INFORMATION  08/01/18 LINDA MASSMANPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTORJOHN HERTZSENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

     FORWARD-LOOKING STATEMENTS  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the costs, timing and benefits associated with strategic capital investments and operational improvements; financial models; estimated Q3 2018 net earnings, EBITDA, adjusted EBITDA, operating income, adjusted operating income, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin; and Q3 2018 product pricing and sales mix, product volumes shipped, pulp, transportation and maintenance. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;the loss of, changes in prices in regards to, or a reduction in orders from, a significant customer;changes in customer product preferences and competitors' product offerings;our ability to successfully implement our operational efficiencies and cost savings strategies, including related capital projects and achieve the expected operational or financial results of those projects, including from the continuous digester at our Lewiston facility;our ability to execute on our expansion strategies, including on-time completion of our planned new tissue manufacturing operations in Shelby, North Carolina;customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations when they are completed;changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;labor disruptions;changes in transportation costs and disruptions in transportation services;changes in the cost and availability of wood fiber and wood pulp;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities;changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;cyclical industry conditions; changes in expenses and required contributions associated with our pension plans;environmental liabilities or expenditures;cyber-security risks;reliance on a limited number of third-party suppliers for raw materials;our inability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.   2

   SECOND QUARTERFINANCIAL HIGHLIGHTS  $432 MILLION NET SALES, DOWN 1% VS. Q1'18 $18 MILLION GAAP OPERATING INCOME$43 MILLION ADJUSTED EBITDA1, AT HIGH END OF OUTLOOK RANGE OF $35 TO $45 MILLION DILUTED GAAP EPS OF $0.42 AND ADJUSTED DILUTED EPS OF $0.431AN INCREMENTAL $4 MILLION CONTRIBUTION TO COST SAVINGS FROM THE CONTINUOUS PULP DIGESTER IN Q2' 18 COMPARED TO Q1' 18RECORD PAPERBOARD PRODUCTION AND SHIPMENTS  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  3

# FINANCIAL SUMMARY (GAAP BASIS)
## (UNAUDITED)

CLEARWATER PAPER

| (Dollars in thousands - except per-share amounts) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 |
|---|---|---|---|---|---|---|
| Net sales | $437,525 | $429,663 | $426,504 | $436,716 | $436,952 | $432,099 |
| Gross Profit | $50,465 | $48,602 | $39,742 | $61,258 | $44,519 | $44,945 |
| Selling, general and administrative expenses | ($29,955) | ($29,454) | ($34,582) | ($34,891) | ($32,980) | ($26,564) |
| Operating income (loss)[1] | $20,510 | $19,148 | $5,160 | $26,367 | $11,539 | $18,381 |
| Consumer Products[1] | $6,204 | $10,698 | $4,525 | $7,546 | $1,629 | ($3,604) |
| Pulp and Paperboard[1] | $27,200 | $21,071 | $14,735 | $34,354 | $26,154 | $34,192 |
| Corporate[1] | ($12,894) | ($12,621) | ($14,100) | ($15,533) | ($16,244) | ($12,207) |
| Operating margin | 4.7% | 4.5% | 1.2% | 6.0% | 2.6% | 4.3% |
| Interest expense, net | ($8,043) | ($7,673) | ($7,683) | ($7,975) | ($8,020) | ($7,723) |
| Non-operating pension and other postretirement benefit costs[1] | $48 | $517 | $291 | $287 | ($1,279) | ($1,187) |
| Income tax (provision) benefit[2] | ($5,000) | ($3,955) | $3,095 | $62,245 | $360 | ($2,510) |
| Net earnings | $7,515 | $8,037 | $863 | $80,924 | $2,600 | $6,961 |
| Net earnings per diluted common share | $0.45 | $0.48 | $0.05 | $4.88 | $0.16 | $0.42 |

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] The income tax benefit in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

4

# FINANCIAL SUMMARY (ADJUSTED BASIS) (UNAUDITED)

CLEARWATER PAPER

| (Dollars in thousands - except per-share amounts) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 Outlook[7] |
|---|---|---|---|---|---|---|---|
| Net sales | $437,525 | $429,663 | $426,504 | $436,716 | $436,952 | $432,099 | 0% - 1% Higher |
| Adjusted gross profit[1] | $56,668 | $49,820 | $41,048 | $61,675 | $44,712 | $45,768 | |
| Adjusted gross profit margin[1,2] | 13.0% | 11.7% | 9.7% | 14.2% | 10.2% | 10.6% | |
| Adjusted selling, general and administrative expenses[1] | ($31,290) | ($30,832) | ($29,158) | ($29,941) | ($28,778) | ($27,171) | |
| Adjusted operating income (loss)[1,3] | $25,378 | $18,988 | $11,890 | $31,734 | $15,934 | $18,597 | |
| Consumer Products[3] | $12,407 | $11,916 | $10,312 | $11,513 | $3,072 | ($2,596) | |
| Pulp and Paperboard[3] | $27,200 | $21,071 | $14,735 | $34,486 | $26,445 | $34,284 | |
| Corporate[3] | ($14,229) | ($13,999) | ($13,157) | ($14,265) | ($13,583) | ($13,091) | |
| Adjusted operating margin[1,4] | 5.8% | 4.4% | 2.8% | 7.3% | 3.6% | 4.3% | 3% - 5% |
| Interest expense, net | ($8,043) | ($7,673) | ($7,683) | ($7,975) | ($8,020) | ($7,723) | |
| Non-operating pension and other postretirement benefit costs[3] | $48 | $517 | $291 | $287 | ($1,279) | ($1,187) | |
| Adjusted income tax (provision) benefit[1,5] | ($6,655) | ($3,902) | $807 | ($9,597) | ($1,415) | ($2,566) | |
| Adjusted net earnings[1] | $10,728 | $7,930 | $5,305 | $14,449 | $5,220 | $7,121 | |
| Depreciation and amortization expense | $27,557 | $26,055 | $25,856 | $25,522 | $25,167 | $25,177 | |
| Adjusted EBITDA[1] | $49,320 | $45,023 | $37,621 | $57,543 | $39,822 | $42,587 | $40,000 - $46,000 |
| Consumer Products[3] | $26,986 | $27,671 | $25,969 | $25,913 | $17,369 | $11,624 | |
| Pulp and Paperboard[3] | $35,305 | $29,427 | $23,063 | $44,171 | $35,874 | $43,645 | |
| Corporate[3] | ($12,971) | ($12,075) | ($11,411) | ($12,541) | ($13,421) | ($12,682) | |
| Adjusted EBITDA margin[1,6] | 11.3% | 10.5% | 8.8% | 13.2% | 9.1% | 9.9% | |
| Adjusted net earnings per diluted common share[1] | $0.64 | $0.48 | $0.32 | $0.87 | $0.31 | $0.43 | |
| Debt Leverage Ratio[1,8] | 3.37 | 3.71 | 3.69 | 3.86 | 4.15 | 3.95 | |
| Cash flow from operations | $45,538 | $58,061 | $48,577 | $25,494 | $30,853 | $80,023 | |
| Capital Expenditures | $41,804 | $47,750 | $49,269 | $59,862 | $49,747 | $117,712 | |

[1] Non-GAAP measure - See Appendix for the definition and reconciliation to the most comparable GAAP measure.

[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.

[3] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

[4] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.

[5] The income tax benefit in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

[6] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.

[7] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.

[8] Debt leverage ratio is calculated as the net debt to rolling four quarter total adjusted EBITDA plus franchise taxes.

5

 Q2’18 VS. Q1’18CONSOLIDATED ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  PRICE/MIX    Unfavorable mix shift from converted cases to parent rolls, offset by higher paperboard pricing  VOLUME    Record paperboard shipments, partially offset by lower tissue converted case shipments as we work to recover converted case business  PULP/WOOD FIBER    Higher pulp and wood fiber prices, partially offset by pulp cost mitigation efforts  TRANSPORTATION    Higher freight costs due to higher line haul rates, partially offset by network optimization initiatives  SG&A    SG&A cost reduction initiative  ADJ, EBITDA1(MILLIONS)  1  1  6

 Q2’18 VS. Q2’17CONSOLIDATED ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  PRICE/MIX    Lower pricing and product mix in tissue, partially offset by paperboard price increases  VOLUME    Record paperboard shipments, partially offset by lower tissue converted case shipments  PULP/WOOD FIBER    Higher pulp and wood fiber prices due to continued strong demand for market pulp and corrugate  TRANSPORTATION    Higher freight costs due to line haul rates and diesel prices coupled with higher service costs in tissue  MAINTENANCE    Absence of planned major outage  SG&A    SG&A cost reduction initiative  ADJ, EBITDA1(MILLIONS)  1  1  7

# KEY SEGMENT RESULTS - CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER

| | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL |
|---|---|---|---|---|---|---|---|
| Shipments | | | | | | | |
| Retail (short tons) | 78,686 | 77,714 | 77,544 | 75,123 | 80,971 | 73,070 | |
| Non-Retail (short tons)[1] | 16,678 | 13,736 | 12,958 | 12,190 | 11,236 | 17,316 | |
| Total Tissue Tons | 95,364 | 91,450 | 90,502 | 87,313 | 92,207 | 90,386 | |
| Converted Products (cases in thousands)[2] | 13,123 | 12,709 | 12,727 | 12,662 | 13,262 | 12,027 | |
| Sales Price | | | | | | | |
| Retail ($/short ton) | $2,772 | $2,723 | $2,754 | $2,855 | $2,715 | $2,707 | |
| Non-Retail ($/short ton)[1] | $1,439 | $1,454 | $1,468 | $1,480 | $1,509 | $1,372 | |
| Total Tissue ($/short ton) | $2,539 | $2,533 | $2,574 | $2,663 | $2,568 | $2,451 | |
| Segment net sales ($ in thousands) | $242,423 | $231,912 | $232,916 | $234,656 | $238,842 | $221,585 | |
| Segment GAAP operating income[3] ($ in thousands) | $6,204 | $10,698 | $4,525 | $7,546 | $1,629 | ($3,604) | |
| Segment GAAP operating margin | 2.6% | 4.6% | 1.9% | 3.2% | 0.7% | (1.6)% | |
| Segment Adjusted EBITDA[3,4] ($ in thousands) | $26,986 | $27,671 | $25,969 | $25,913 | $17,369 | $11,624 | |
| Segment Adjusted EBITDA margin[5] | 11.1% | 11.9% | 11.1% | 11.0% | 7.3% | 5.2% | 17.0% |

[1] Includes away-from-home (AFH), contract and parent roll tissue products.
[2] Includes retail, AFH, and contract tissue case products.
[3] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[4] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[5] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

8

# CLEARWATER PAPER TISSUE SHIPMENTS AND U.S. RETAIL TISSUE MARKET

CLEARWATER PAPER

## CLW Q2'18 by Market Segment

(% of Tons)


Other
1%
Parent
Rolls
13%
AFH
6%
Retail
80%

## CLW Q1'18 by Market Segment

(% of Tons)


Parent
Rolls
6%
AFH
6%
Retail
88%

## U.S. Retail Tissue Market Q2'18 ($)

(MultiOutlet)[1]

| CATEGORY | PRIVATE LABEL | BRANDS | TOTAL |
|---|---|---|---|
| Total Retail Tissue Share ($) | 30% | 70% | 100% |
| % Change Q2'18 vs. Q1'18 | 1.4% | (1.4)% | —% |

[1] Data Source: IRI Worldwide data through July 1, 2018.

9

 PRICE/MIX    Weaker mix of converted case versus parent roll shipments as we work to recover converted case business  VOLUME    Lower converted case shipments  PULP    Price increases offset by pulp cost mitigation efforts  TRANSPORTATION    Network optimization initiatives, largely offset by higher freight costs due to line haul rates and diesel prices  SG&A    SG&A cost reduction initiative  Q2'18 VS. Q1'18CONSUMER PRODUCTS ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  10

# KEY SEGMENT RESULTS – PULP AND PAPERBOARD (UNAUDITED)

CLEARWATER PAPER

| | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | PULP AND PAPERBOARD CROSS-CYCLE FINANCIAL MODEL |
|---|---|---|---|---|---|---|---|
| Shipments | | | | | | | |
| Paperboard (short tons) | 210,382 | 207,152 | 200,569 | 210,098 | 206,309 | 216,582 | |
| Sales Price | | | | | | | |
| Paperboard ($/short ton) | $927 | $955 | $965 | $962 | $960 | $972 | |
| Segment net sales ($ in thousands) | $195,102 | $197,751 | $193,588 | $202,060 | $198,110 | $210,514 | |
| Segment GAAP operating income[1] ($ in thousands) | $27,200 | $21,071 | $14,735 | $34,354 | $26,154 | $34,192 | |
| Segment GAAP operating margin | 13.9% | 10.7% | 7.6% | 17.0% | 13.2% | 16.2% | |
| Segment Adjusted EBITDA[1,2] ($ in thousands) | $35,305 | $29,427 | $23,063 | $44,171 | $35,874 | $43,645 | |
| Segment Adjusted EBITDA margin[3] | 18.1% | 14.9% | 11.9% | 21.9% | 18.1% | 20.7% | 19.0% |

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[3] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

11

# CLEARWATER PAPER PAPERBOARD SHIPMENTS AND U.S. PAPERBOARD MARKET

## CLW Q2'18 by Market Segment
(% of Tons)



Folding
59%
Food
Service
33%
Liquid
Pkg
8%

## CLW Q1'18 by Market Segment
(% of Tons)



Folding
53%
Food
Service
40%
Liquid
Pkg
7%

## U.S. Paperboard Production Q2'18[3]

| CATEGORY | CLEARWATER PAPER | OTHER |
|---|---|---|
| Total Domestic SBS[1] Market Share | 14% | 86% |
| Folding | 19% | 81% |
| Food Service[2] | 23% | 77% |
| Liquid Packaging | 3% | 97% |

[1] Solid Bleached Sulfate.
[2] Food Service includes cup, plate, dish and tray products.
[3] Data Source: American Forest and Paper Association Solid Bleached Domestic Production – June YTD 2018.

12

 PRICE/MIX    Realization of announced price increase  VOLUME    Record paperboard shipments due to record production and strong demand  PULP/WOOD FIBER    Higher fiber costs at our Idaho facility due to strong demand for market pulp and corrugate  TRANSPORTATION    Higher freight costs due to line haul rates and diesel prices  Q2’18 vs. Q1'18 PULP AND PAPERBOARD ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  13

 CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.                                CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL    (Dollars in thousands)  Q1'17    Q2'17    Q3'17    Q4'17    Q1'18    Q2'18                                          Net sales  100%  100%  100%  100%  100%  100%    100  %  Adjusted gross profit margin1  13.0%  11.7%  9.7%  14.2%  10.2%  10.6%    17.0  %  Adjusted SG&A expenses1 as % of net sales  (7.2%)  (7.2%)  (6.8%)  (6.9%)  (6.6%)  (6.3%)    (6.0%)  Adjusted operating margin1  5.8%  4.5%  2.9%  7.3%  3.6%  4.3%    11.0  %  Adjusted net earnings1 as % of net sales  2.5%  1.8%  1.2%  2.5%  1.2%  1.6%    5.0  %  Adjusted EBITDA margin1  11.3%  10.5%  8.8%  13.2%  9.1%  9.9%    15.0%  14

# Q3'18 OUTLOOK[1] RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

| (Dollars in thousands) | OUTLOOK THREE MONTHS ENDING SEPTEMBER 30, 2018 RANGE OF ESTIMATE FROM | TO |
|---|---|---|
| Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[2]: | | |
| GAAP net earnings | $5,100 | $7,900 |
| Interest expense, net | 6,500 | 7,600 |
| Income tax provision | 1,800 | 2,800 |
| Depreciation and amortization expense | 24,700 | 25,800 |
| EBITDA[2] | $38,100 | $44,100 |
| Directors' equity-based compensation expense | 300 | 300 |
| Reorganization expenses associated with SG&A cost control measures | 1,200 | 1,200 |
| Consumer Products reorganization related expenses | 200 | 200 |
| Other | 200 | 200 |
| Adjusted EBITDA[3] | $40,000 | $46,000 |

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[2] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

15

# Q3'18 OUTLOOK[1] RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

| | OUTLOOK THREE MONTHS ENDING SEPTEMBER 30, 2018 RANGE OF ESTIMATE | |
|---|---|---|
| (Dollars in thousands) | FROM | TO |
| GAAP Operating Income | $9,000 | $25,500 |
| Directors' equity-based compensation expense | 300 | 300 |
| Reorganization expenses associated with SG&A cost control measures | 1,200 | 1,200 |
| Consumer Products reorganization related expenses | 200 | 200 |
| Other | 200 | 200 |
| Adjusted operating income[2] | $10,900 | $27,400 |

| (Dollars in thousands) | FROM | TO |
|---|---|---|
| GAAP net earnings | $5,100 | $7,900 |
| Adjustments, after tax[3]: | | |
| Directors' equity-based compensation expense | 225 | 225 |
| Reorganization expenses associated with SG&A cost control measures | 900 | 900 |
| Consumer Products reorganization related expenses | 150 | 150 |
| Other | 150 | 150 |
| Adjusted net earnings[2] | $6,525 | $9,325 |

| | FROM | TO |
|---|---|---|
| GAAP net earnings per diluted common share[4] | $0.31 | $0.48 |
| Adjusted net earnings per diluted common share[2,4] | $0.39 | $0.56 |

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[2] Adjusted operating income, Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] All non-tax items are tax affected at a 26% annual rate.
[4] GAAP net earnings per diluted common share and Adjusted net earnings per diluted common share are calculated utilizing second quarter 2018 diluted average common shares outstanding of 16,555 (in thousands).

16

   Q3'18 OUTLOOK1    0% - 1% Higher    3% - 5%    $40M - $46M    $0.39 - $0.56  NET SALES  ADJUSTED OPERATING MARGIN2,3  ADJUSTED EBITDA2  ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE2,4    1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings per diluted common share is calculated utilizing second quarter 2018 diluted average common shares outstanding of 16,555 (in thousands).  17

 APPENDIX    18

# ADJUSTED GROSS PROFIT & ADJUSTED SG&A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

| (Dollars in thousands) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 |
|---|---|---|---|---|---|---|
| Gross profit[1,2] | $50,465 | $48,602 | $39,742 | $61,258 | $44,519 | $44,945 |
| Costs associated with Long Island facility closure | 466 | 661 | 610 | 298 | — | — |
| Costs associated with Oklahoma City facility closure | 5,737 | 275 | 576 | 119 | — | — |
| Write-off of assets as a result of Warehouse Automation project | — | 41 | — | — | — | — |
| Accelerated depreciation of assets as a result of Warehouse Automation project | — | 241 | 120 | — | — | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | — | — | 193 | 31 |
| Consumer Products reorganization related expenses | — | — | — | — | — | 792 |
| Adjusted gross profit[3] | $56,668 | $49,820 | $41,048 | $61,675 | $44,712 | $45,768 |
| Selling, general and administrative expenses (SG&A)[2] | ($29,955) | ($29,454) | ($34,582) | ($34,891) | ($32,980) | ($26,564) |
| Directors' equity-based compensation (benefit) expense | (1,450) | (1,483) | 463 | (363) | (709) | (1,990) |
| Costs associated with Oklahoma City facility closure | — | — | 4,481 | 3,530 | — | — |
| Manchester Industries acquisition related expenses | 115 | 105 | — | — | — | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 480 | 1,783 | 4,911 | 1,045 |
| Other | — | — | — | — | — | 338 |
| Adjusted selling, general and administrative expenses[2] | ($31,290) | ($30,832) | ($29,158) | ($29,941) | ($28,778) | ($27,171) |

[1] Gross profit is defined as net sales minus cost of sales.
[2] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[3] Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

19

# SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

| (Dollars in thousands) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 |
|---|---|---|---|---|---|---|
| Consumer Products | | | | | | |
| Operating income[1] | $6,204 | $10,698 | $4,525 | $7,546 | $1,629 | ($3,604) |
| Costs associated with Long Island facility closure | 466 | 661 | 610 | 298 | — | — |
| Costs associated with Oklahoma City facility closure | 5,737 | 275 | 5,057 | 3,649 | — | — |
| Write-off of assets as a result of Warehouse Automation project | — | 41 | — | — | — | — |
| Accelerated depreciation of assets as a result of Warehouse Automation project | — | 241 | 120 | — | — | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | — | 20 | 1,443 | 216 |
| Consumer Products reorganization related expenses | — | — | — | — | — | 792 |
| Adjusted Consumer Products operating income[2] | $12,407 | $11,916 | $10,312 | $11,513 | $3,072 | ($2,596) |
| Pulp and Paperboard | | | | | | |
| Operating Income[1] | $27,200 | $21,071 | $14,735 | $34,354 | $26,154 | $34,192 |
| Reorganization expenses associated with SG&A cost control measures | — | — | — | 132 | 291 | 92 |
| Adjusted Pulp and Paperboard operating income[2] | $27,200 | $21,071 | $14,735 | $34,486 | $26,445 | $34,284 |
| Corporate | | | | | | |
| Operating loss[1] | ($12,894) | ($12,621) | ($14,100) | ($15,533) | ($16,244) | ($12,207) |
| Directors' equity-based compensation (benefit) expense | (1,450) | (1,483) | 463 | (363) | (709) | (1,990) |
| Manchester Industries acquisition related expenses | 115 | 105 | — | — | — | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 480 | 1,631 | 3,370 | 768 |
| Other | — | — | — | — | — | 338 |
| Adjusted Corporate operating loss[2] | ($14,229) | ($13,999) | ($13,157) | ($14,265) | ($13,583) | ($13,091) |

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

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# ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

| (Dollars in thousands - except per-share amounts) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 |
|---|---|---|---|---|---|---|
| GAAP net earnings | $7,515 | $8,037 | $863 | $80,924 | $2,600 | $6,961 |
| Adjustments, after tax[1]: | | | | | | |
| Directors' equity-based compensation (benefit) expense | (957) | (988) | 306 | (242) | (532) | (1,472) |
| Costs associated with Long Island facility closure | 308 | 440 | 402 | 199 | — | — |
| Costs associated with Oklahoma City facility closure | 3,786 | 183 | 3,338 | 2,434 | — | — |
| Manchester Industries acquisition related expenses | 76 | 70 | — | — | — | — |
| Write-off of assets as a result of Warehouse Automation project | — | 27 | — | — | — | — |
| Accelerated depreciation of assets as a result of Warehouse Automation project | — | 161 | 79 | — | — | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 317 | 1,189 | 3,828 | 796 |
| Federal tax rate change[3] | — | — | — | (70,055) | — | — |
| Impact of state tax rate changes | — | — | — | — | (676) | — |
| Consumer Products reorganization related expenses | — | — | — | — | — | 586 |
| Other | — | — | — | — | — | 250 |
| Adjusted net earnings[2] | $10,728 | $7,930 | $5,305 | $14,449 | $5,220 | $7,121 |
| Net earnings per diluted common share | $0.45 | $0.48 | $0.05 | $4.88 | $0.16 | $0.42 |
| Adjustments, after tax[1]: | | | | | | |
| Directors' equity-based compensation (benefit) expense | (0.06) | (0.06) | 0.02 | (0.01) | (0.03) | (0.09) |
| Costs associated with Long Island facility closure | 0.02 | 0.03 | 0.02 | 0.01 | — | — |
| Costs associated with Oklahoma City facility closure | 0.23 | 0.01 | 0.20 | 0.15 | — | — |
| Manchester Industries acquisition related expenses | — | 0.01 | — | — | — | — |
| Write-off of assets as a result of Warehouse Automation project | — | — | — | — | — | — |
| Accelerated depreciation of assets as a result of Warehouse Automation project | — | 0.01 | 0.01 | — | — | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 0.02 | 0.07 | 0.22 | 0.04 |
| Federal tax rate change[3] | — | — | — | (4.23) | — | — |
| Impact of state tax rate changes | — | — | — | — | (0.04) | — |
| Consumer Products reorganization related expenses | — | — | — | — | — | 0.04 |
| Other | — | — | — | — | — | 0.02 |
| Adjusted net earnings per diluted common share[2] | $0.64 | $0.48 | $0.32 | $0.87 | $0.31 | $0.43 |

[1] All non-tax items are tax effected at the expected annual rate for that period.
[2] Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] The federal tax rate change in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

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# ADJUSTED INCOME TAX PROVISION RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (UNAUDITED)

CLEARWATER PAPER

| (Dollars in thousands) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 |
|---|---|---|---|---|---|---|
| GAAP income tax (provision) benefit | ($5,000) | ($3,955) | $3,095 | $62,245 | $360 | ($2,510) |
| Adjustments, tax impact: | | | | | | |
| Directors' equity-based compensation benefit (expense) | 493 | 495 | (157) | 121 | 177 | 518 |
| Costs associated with Long Island facility closure | (158) | (221) | (208) | (99) | — | — |
| Costs associated with Oklahoma City facility closure | (1,951) | (92) | (1,719) | (1,215) | — | — |
| Manchester Industries acquisition related expenses | (39) | (35) | — | — | — | — |
| Write-off of assets as a result of Warehouse Automation project | — | (14) | — | — | — | — |
| Accelerated depreciation of assets as a result of Warehouse Automation project | — | (80) | (41) | — | — | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | (163) | (594) | (1,276) | (280) |
| Federal tax rate change[2] | — | — | — | (70,055) | — | — |
| Impact of state tax rate changes | — | — | — | — | (676) | — |
| Consumer Products reorganization related expenses | — | — | — | — | — | (206) |
| Other | — | — | — | — | — | (88) |
| Adjusted income tax (provision) benefit[1] | ($6,655) | ($3,902) | $807 | ($9,597) | ($1,415) | ($2,566) |

[1] Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[2] The federal tax rate change in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

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# EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

| (Dollars in thousands) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 |
|---|---|---|---|---|---|---|
| Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[1] | | | | | | |
| GAAP net earnings | $7,515 | $8,037 | $863 | $80,924 | $2,600 | $6,961 |
| Interest expense, net | 8,043 | 7,673 | 7,683 | 7,975 | 8,020 | 7,723 |
| Income tax provision (benefit) | 5,000 | 3,955 | (3,095) | (62,245) | (360) | 2,510 |
| Depreciation and amortization expense | 27,557 | 26,055 | 25,856 | 25,522 | 25,167 | 25,177 |
| EBITDA[1] | $48,115 | $45,720 | $31,307 | $52,176 | $35,427 | $42,371 |
| Directors' equity-based compensation (benefit) expense | (1,450) | (1,483) | 463 | (363) | (709) | (1,990) |
| Costs associated with Long Island facility closure | 466 | 365 | 314 | 298 | — | — |
| Costs associated with Oklahoma City facility closure | 2,074 | 275 | 5,057 | 3,649 | — | — |
| Manchester Industries acquisition related expenses | 115 | 105 | — | — | — | — |
| Write-off of assets as a result of Warehouse Automation project | — | 41 | — | — | — | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 480 | 1,783 | 5,104 | 1,076 |
| Consumer Products reorganization related expenses | — | — | — | — | — | 792 |
| Other | — | — | — | — | — | 338 |
| Adjusted EBITDA[2] | $49,320 | $45,023 | $37,621 | $57,543 | $39,822 | $42,587 |

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings. EBITDA is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[2] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

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# SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

| (Dollars in thousands) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 |
|---|---|---|---|---|---|---|
| **Consumer Products** | | | | | | |
| Operating income[1] | $6,204 | $10,698 | $4,525 | $7,546 | $1,629 | ($3,604) |
| Depreciation and amortization expense | 18,242 | 16,292 | 16,073 | 14,400 | 14,297 | 14,220 |
| Segment EBITDA[2] | $24,446 | $26,990 | $20,598 | $21,946 | $15,926 | $10,616 |
| Costs associated with Long Island facility closure | 466 | 365 | 314 | 298 | — | — |
| Costs associated with Oklahoma City facility closure | 2,074 | 275 | 5,057 | 3,649 | — | — |
| Write-off of assets as a result of Warehouse Automation project | — | 41 | — | — | — | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | — | 20 | 1,443 | 216 |
| Consumer Products reorganization related expenses | — | — | — | — | — | 792 |
| Segment Adjusted EBITDA[3] | $26,986 | $27,671 | $25,969 | $25,913 | $17,369 | $11,624 |
| **Pulp and Paperboard** | | | | | | |
| Operating income[1] | $27,200 | $21,071 | $14,735 | $34,354 | $26,154 | $34,192 |
| Depreciation and amortization expense | 8,105 | 8,356 | 8,328 | 9,685 | 9,429 | 9,361 |
| Segment EBITDA[2] | $35,305 | $29,427 | $23,063 | $44,039 | $35,583 | $43,553 |
| Reorganization expenses associated with SG&A cost control measures | — | — | — | 132 | 291 | 92 |
| Segment Adjusted EBITDA[3] | $35,305 | $29,427 | $23,063 | $44,171 | $35,874 | $43,645 |
| **Corporate** | | | | | | |
| Operating loss[1] | ($12,894) | ($12,621) | ($14,100) | ($15,533) | ($16,244) | ($12,207) |
| Depreciation and amortization expense | 1,210 | 1,407 | 1,455 | 1,437 | 1,441 | 1,596 |
| Non-operating pension and other postretirement benefit costs[1] | 48 | 517 | 291 | 287 | (1,279) | (1,187) |
| Corporate EBITDA[2] | ($11,636) | ($10,697) | ($12,354) | ($13,809) | ($16,082) | ($11,798) |
| Directors' equity-based compensation (benefit) expense | (1,450) | (1,483) | 463 | (363) | (709) | (1,990) |
| Manchester Industries acquisition related expenses | 115 | 105 | — | — | — | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 480 | 1,631 | 3,370 | 768 |
| Other | — | — | — | — | — | 338 |
| Corporate Adjusted EBITDA[3] | ($12,971) | ($12,075) | ($11,411) | ($12,541) | ($13,421) | ($12,682) |

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.

[2] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization and non-operating pension and other postretirement benefit costs. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.

[3] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

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